UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08527

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2007

Date of reporting period:   January 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein International Research Growth Fund

Semi-Annual Report

January 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




March 26, 2007

Semi-Annual Report

This report provides management's discussion of Fund performance for AllianceBernstein International Research Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2007.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Fund's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in both developed and emerging-market countries. The Fund may also invest in synthetic foreign equity securities. The Fund normally invests in approximately 100-125 companies.

Investment Results

The table on page 6 shows the Fund's performance compared to its broad benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index and its growth benchmark, the MSCI Europe, Australasia and Far East (EAFE) Growth Index, for the six- and 12-month periods ended January 31, 2007.

The Fund outperformed both its benchmarks for the six-month period ended January 31, 2007. The Fund underperformed the MSCI AC World (ex-U.S.) Index, and outperformed the MSCI EAFE Growth Index, for the 12-month period ended January 31, 2007.

During the first half of 2006, the Fund benefited from stocks positively exposed to increased capital expenditure related to growing demand for and restricted supply of energy and raw materials. In addition, financial stocks gained from heightened global market activity, and defensive sectors, such as health care, telecommunications and consumer staples performed relatively well.

In the latter half of 2006, the health care and information technology sectors underperformed. In the second quarter, emerging market-exposed stocks suffered from a general withdrawal from "riskier" markets as interest-rate and inflationary fears came to the fore.

Conversely, global markets recovered their poise as fears of a U.S. housing market-induced slowdown subsided, and these markets rallied strongly into year-end. The Fund was positively exposed to stocks in the financial, energy, materials, telecommunications and consumer discretionary sectors, which outperformed the Index during the 12-month period under review.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 1


Market Review and Investment Strategy

The beginning of 2006 was characterized by robust economic growth emanating from emerging markets and Asia ex-Japan, particularly China. Europe and Japan also experienced an improving fundamental outlook. Capital markets took comfort from this, and started 2006 in fine form, encouraged by the benign economic backdrop. Commodity prices began the year on a strong note, and energy prices proved to be violatile but at higher-than-recent levels. A consequence of continued general economic strength and rising commodity prices was growing Central Bank anxiety about general price levels, so Central Banks continued to increase interest rates to curb potential future inflationary pressures.

During the second quarter, global markets, particularly the more rate-sensitive emerging markets, saw marked declines, as investors feared that inflation-fueled rate hikes would lead to slowing economic growth. Hawkish comments from the new U.S. Federal Reserve Chairman added to market fears. These fears subsided during the second half of 2006, and equity markets rallied; as commodity and energy prices appeared to peak, inflation fears abated and long-bond yields declined. A weakening U.S. housing market helped further allay inflation concerns. Corporate cash flows remained robust, and the year saw increasing incidences of merger and acquisition activity. However, consumers around the world, and particularly in the U.S., appear to have been impacted by generally higher global interest rates and the absolute level of commodity prices. This has some consequence for building suppliers, restaurants, apparel, vacation and travel and certain other consumer-exposed stocks.

On a sector level, the Fund started the year overweight in energy, with an emphasis on emerging oil producers and oil service stocks that benefited from robust producer exploration and investment spending. The Fund was underweight its benchmark in metals and mining, chemical and utilities. The Fund's energy weighting was later reduced, due to warmer-than-usual Northern Hemisphere weather, and the impact this had on energy demand and pricing. This led to an underweight in the oil producers in the second half of 2006, due to the Fund's management team's (the "team's") expectation of a decline in the price of oil. The Fund's metals and mining exposure was increased because strong economic growth and demand from China and the emerging world on the margin resulted in stronger commodity pricing for longer periods of time, particularly for copper, nickel, zinc and iron ore. Holdings in basic material stocks provided exposure to these commodities.

In the consumer sectors, the team looked to gain exposure to a recovery in European consumer confidence and spending, particularly in France, although the team remained cautious on the United Kingdom. The impact of rising oil prices and interest rates on consumer spending was of concern, and this kept the team away from many stocks in this sector.


2 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


In the financial sector, an overweight position was maintained in capital market-exposed stocks due to an increasingly favorable capital market backdrop, a healthy merger and acquisition outlook and a benign credit environment. The Fund remained overweight in European financials, due to an improving economic environment and the potential benefit to financial stocks. Exposure to emerging market financials was reduced during the first quarter because the team continued to have inflationary concerns about the region and a concern about the consequent interest-rate rises needed to stem these.

In the health care sector, the Fund remained modestly overweight its benchmark due to attractive valuation, particularly relative to history. The focus has been on large-market capitalization pharmaceutical stocks, while also emphasizing dental implants in the medical technology sector and selected generic plays.

The Fund remained underweight in industrial stocks, where the focus was on late-cycle businesses that are dependent on heightened construction activity and capital expenditure by industry, public works and utilities. There was limited exposure to manufacturing capital expenditure-related companies and transportation stocks. The auto sector was underrepresented during the first half of the year, but the team closed this negative position after gasoline prices stopped rising. Exposure was obtained by owning Japanese original equipment manufacturers (OEMs) that have been gaining global auto market share with attractive fuel-efficient models.

Within the technology space, the team focused on stocks exposed to corporations and corporate-driven expenditure, or software developers, as opposed to those closely aligned to consumer spending, given the team's concern about the robustness of consumer spending. In the telecommunications sector, the team focused on stocks exposed to emerging-market mobile networks, European broadband plays and specific mid-cap opportunities, while remaining underweight the large integrated incumbents, where the team feels the operating environment remains challenging.

The Fund continues to own stocks that the team believes have certain fundamentally solid characteristics, including earnings growth that is underappreciated by consensus and attractive rates of return on equity for their shareholders, while maintaining valuation characteristics that are very similar to the broad market, in terms of price-to-book and price-to-earnings ratios.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) All Country
(AC) World (ex-U.S.) Index nor the unmanaged MSCI Europe, Australasia and Far East (EAFE) Growth Index reflects fees and expenses associated with the active management of a mutual Fund portfolio. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI EAFE Growth Index values are calculated using net returns. The MSCI AC World (ex-U.S.) Index values are calculated using both net and gross returns. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties. Net returns approximate the minimum possible dividend reinvestment.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. The Fund invests in small-cap and mid-cap companies, which may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards or swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARKS                         ---------------------------
PERIODS ENDED JANUARY 31, 2007                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Research
  Growth Fund
  Class A                                               16.51%        17.70%
  Class B                                               16.12%        16.89%
  Class C                                               16.12%        16.89%
  Advisor Class*                                        16.68%        18.12%
MSCI AC World (ex-U.S.) Index (gross)                   14.87%        19.31%
MSCI AC World (ex-U.S.) Index (net)                     14.74%        18.84%
MSCI EAFE Growth Index                                  12.31%        16.15%

* Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark Disclosures on pages 4-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2007

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                             17.70%         12.74%
5 Years                            13.41%         12.44%
Since Inception*                    5.02%          4.52%

Class B Shares
1 Year                             16.89%         12.89%
5 Years                            12.58%         12.58%
Since Inception*(a)                 4.33%          4.33%

Class C Shares
1 Year                             16.89%         15.89%
5 Years                            12.58%         12.58%
Since Inception*                    4.25%          4.25%

Advisor Class Shares+
1 Year                             18.12%         18.12%
5 Years                            13.71%         13.71%
Since Inception*                    5.31%          5.31%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 3/3/98 for Class A, Class B, Class C and Advisor Class shares.

+ This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 7


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            21.86%
5 Years                                           10.87%
Since Inception*                                   4.50%

Class B Shares
1 Year                                            22.41%
5 Years                                           11.03%
Since Inception*(a)                                4.31%

Class C Shares
1 Year                                            25.41%
5 Years                                           11.03%
Since Inception*                                   4.25%

Advisor Class Shares+
1 Year                                            27.62%
5 Years                                           12.16%
Since Inception*                                   5.30%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 3/3/98 for Class A, Class B, Class C and Advisor Class shares.

+ Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.


8 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                           Ending
                        Account Value                      Account Value                     Expenses Paid
                       August 1, 2006                    January 31, 2007                    During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual         Hypothetical        Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000           $1,000           $1,165.13        $1,017.14            $ 8.73          $ 8.13
Class B        $1,000           $1,000           $1,161.18        $1,013.36            $12.80          $11.93
Class C        $1,000           $1,000           $1,161.18        $1,013.46            $12.69          $11.82
Advisor
  Class        $1,000           $1,000           $1,166.84        $1,018.65            $ 7.10          $ 6.61

* Expenses are equal to the classes' annualized expense ratios of 1.60%, 2.35%, 2.33% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 9


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $292.0


SECTOR BREAKDOWN
[ ]  31.6%   Finance                         [PIE CHART OMITTED]
[ ]  10.8%   Basic Industry
[ ]   9.6%   Consumer Services
[ ]   8.8%   Health Care
[ ]   8.6%   Consumer Staples
[ ]   8.3%   Technology
[ ]   6.5%   Consumer Manufacturing
[ ]   4.5%   Energy
[ ]   2.5%   Capital Goods
[ ]   2.3%   Utilities
[ ]   1.4%   Aerospace & Defense
[ ]   0.9%   Multi-Industry

[ ]   4.2%   Short-Term


COUNTRY BREAKDOWN
[ ]  15.8%   Japan                           [PIE CHART OMITTED]
[ ]  15.5%   Switzerland
[ ]  13.2%   United Kingdom
[ ]   8.5%   France
[ ]   7.0%   Australia
[ ]   4.9%   Italy
[ ]   3.8%   Ireland
[ ]   3.6%   China
[ ]   3.4%   Spain
[ ]   2.9%   Brazil
[ ]   2.0%   Russia
[ ]   1.8%   Germany
[ ]  13.4%   Other

[ ]   4.2%   Short-Term


* All data are as of January 31, 2007. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.8% weightings in the following countries: Austria, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Mexico, Netherlands, Netherlands Antilles, South Africa, South Korea, Sweden, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


10 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


TEN LARGEST HOLDINGS
January 31, 2007 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Credit Suisse Group                              $ 11,547,303           4.0%
UBS AG                                              8,208,905           2.8
Nomura Holdings, Inc.                               6,236,242           2.1
Rio Tinto PLC                                       5,797,323           2.0
Xstrata PLC                                         5,666,175           1.9
Novartis AG                                         5,626,653           1.9
QBE Insurance Group, Ltd.                           5,604,196           1.9
Banco Bilbao Vizcaya Argentaria SA                  5,561,498           1.9
Roche Holding AG                                    5,444,606           1.9
UniCredito Italiano SpA                             5,373,759           1.9
                                                 $ 65,066,660          22.3%


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 11


PORTFOLIO OF INVESTMENTS
January 31, 2007 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.6%

Finance-31.7%
Banking - Money Center-12.2%
Anglo Irish Bank Corp. PLC
  (London Exchange)                                   232,585     $   4,724,341
Banco Bilbao Vizcaya Argentaria SA                    222,443         5,561,498
Bank Mandiri Persero Tbk PT                         5,452,500         1,549,912
BNP Paribas SA                                         38,169         4,274,823
Credit Suisse Group                                   162,834        11,547,303
Mitsubishi UFJ Financial Group, Inc.                      409         4,962,777
Standard Chartered PLC                                103,896         2,997,343
                                                                  -------------
                                                                     35,617,997
Banking - Regional-6.7%
Allied Irish Banks PLC                                139,979         4,055,750
China Construction Bank-Class H                     5,482,000         3,222,546
Macquarie Bank Ltd.                                    83,814         5,279,178
Turkiye Is Bankasi-Class C                            376,357         1,839,293
UniCredito Italiano SpA                               578,485         5,373,759
                                                                  -------------
                                                                     19,770,526
Brokerage & Money Management-4.9%
BlueBay Asset Management/
  United Kingdom(a)                                   220,757         1,691,513
Man Group PLC                                         298,336         3,146,872
Nomura Holdings, Inc.                                 304,700         6,236,242
Partners Group(a)                                      28,171         3,174,230
                                                                  -------------
                                                                     14,248,857
Insurance-2.6%
QBE Insurance Group, Ltd.                             233,488         5,604,196
Swiss Reinsurance                                      25,250         2,109,710
                                                                  -------------
                                                                      7,713,906
Miscellaneous-4.9%
Investimentos Itau, SA                                295,500         1,634,672
ORIX Corp.                                             15,200         4,386,723
UBS AG (Swiss Virt-X)                                 130,587         8,208,905
                                                                  -------------
                                                                     14,230,300
Real Estate-0.4%
Urbi Desarrollos Urbanos SA de C.V.(a)                307,100         1,099,706
                                                                  -------------
                                                                     92,681,292
Basic Industry-10.8%
Chemicals-1.3%
Bayer AG                                               30,441         1,803,523
Hitachi Chemical Co., Ltd.                             89,100         2,071,385
                                                                  -------------
                                                                      3,874,908


12 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Mining & Metals-9.5%
China Shenhua Energy Co. Ltd.-Class H               1,681,000     $   4,115,867
Cia Vale do Rio Doce (Sponsored) (ADR)                185,600         5,332,288
Minara Resources Ltd.                                 546,000         2,669,523
MMC Norilsk Nickel (ADR)                                9,666         1,599,723
Rio Tinto PLC                                         107,404         5,797,323
Xstrata PLC                                           120,612         5,666,175
Zinifex Ltd.                                          194,523         2,523,918
                                                                  -------------
                                                                     27,704,817
                                                                  -------------
                                                                     31,579,725
Consumer Services-9.6%
Advertising-0.7%
WPP Group PLC                                         131,531         1,937,393

Airlines-0.4%
easyJet PLC(a)                                         85,402         1,098,349

Apparel-1.1%
Geox SpA                                              200,155         3,230,091

Broadcasting & Cable-0.6%
Grupo Televisa, SA (ADR)                               63,200         1,861,872

Cellular Communications-2.2%
America Movil SAB de CV Series L (ADR)                 35,800         1,588,088
Bharti Tele-Ventures(a)                                84,666         1,356,396
China Mobile Ltd.                                     187,000         1,722,722
Orascom Telecom Holding SAE (GDR)(b)                   13,424           926,256
Vimpel-Communications (ADR)(a)                         11,300           965,359
                                                                  -------------
                                                                      6,558,821
Entertainment & Leisure-1.0%
OPAP, SA                                               25,685           962,812
ProSiebenSat.1 Media AG                                57,364         1,937,044
                                                                  -------------
                                                                      2,899,856
Gaming-0.5%
IG Group Holdings PLC                                 268,026         1,444,280

Miscellaneous-0.5%
Michael Page International PLC                        149,065         1,405,093

Printing & Publishing-0.3%
Naspers Ltd.-Class N                                   29,883           754,747

Restaurants & Lodging-1.6%
Accor, SA                                              34,662         2,883,797
Ctrip.com International Ltd. (ADR)                     25,900         1,841,749
                                                                  -------------
                                                                      4,725,546


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 13


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-0.7%
Esprit Holdings Ltd.                                  215,500     $   2,191,862
                                                                  -------------
                                                                     28,107,910
Consumer Staples-8.6%
Beverages-2.3%
Cia de Bebidas das Americas (ADR)                      31,200         1,613,976
Pernod-Ricard, SA                                      15,807         3,245,464
SABMiller PLC                                          86,087         1,957,993
                                                                  -------------
                                                                      6,817,433
Cosmetics-0.6%
Kose Corp.                                             60,200         1,750,195

Food-2.5%
Barry Callebaut AG(a)                                   2,142         1,177,669
China Mengniu Dairy Co. Ltd.                          491,000         1,469,324
Nestle, SA(b)                                          12,394         4,554,029
                                                                  -------------
                                                                      7,201,022
Miscellaneous-1.7%
Lotte Shopping Co. Ltd.                                 2,966         1,155,912
Punch Taverns PLC                                     164,695         3,718,700
                                                                  -------------
                                                                      4,874,612
Tobacco-1.5%
Altadis SA                                             35,443         1,906,425
British American Tobacco PLC                           86,687         2,639,270
                                                                  -------------
                                                                      4,545,695
                                                                  -------------
                                                                     25,188,957
Technology-8.4%
Communication Equipment-0.8%
Nokia OYJ                                             108,355         2,396,622

Communication Services-0.9%
Fastweb                                                22,641         1,247,803
Iliad SA                                                9,268           912,384
Neuf Cegetel(a)                                        13,693           497,032
                                                                  -------------
                                                                      2,657,219
Computer Hardware/Storage-0.2%
NEC Corp.                                             115,000           583,472

Computer Services-1.6%
CapGemini, SA                                          51,084         3,264,274
Otsuka Corp.                                           15,300         1,430,103
                                                                  -------------
                                                                      4,694,377
Miscellaneous-2.0%
Canon, Inc.                                            69,400         3,662,433
Hoya Corp.                                             62,300         2,270,685
                                                                  -------------
                                                                      5,933,118


14 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Capital Equipment-0.4%
ASML Holding NV(a)                                     40,472     $   1,028,403

Semiconductor Components-1.3%
Advanced Semiconductor Engineering, Inc.(a)             8,000             9,144
Novatek Microelectronics Ltd.                         407,000         2,022,131
Radiant Opto-Electronics Corp.                      1,064,000         1,697,136
                                                                  -------------
                                                                      3,728,411
Software-1.2%
Infosys Technologies, Ltd.                             46,133         2,350,019
LogicaCMG PLC                                         329,964         1,113,616
                                                                  -------------
                                                                      3,463,635
                                                                  -------------
                                                                     24,485,257
Health Care-8.3%
Drugs-6.6%
Chugai Pharmaceutical Co. Ltd.                         43,700           984,186
Daiichi Sankyo Co. Ltd.                                39,400         1,099,378
Novartis AG                                            97,588         5,626,653
Richter Gedeon Nyrt.                                    5,679         1,146,825
Roche Holding AG                                       28,907         5,444,606
Sanofi-Aventis                                         31,699         2,793,436
Shionogi & Co. Ltd.                                    41,000           729,399
Teva Pharmaceutical Industries Ltd. (ADR)              40,400         1,418,040
                                                                  -------------
                                                                     19,242,523
Medical Products-1.7%
Essilor International, SA                              29,569         3,323,235
Nobel Biocare Holding AG                                5,238         1,737,805
                                                                  -------------
                                                                      5,061,040
                                                                  -------------
                                                                     24,303,563
Consumer Manufacturing-6.6%
Auto & Related-4.1%
Denso Corp.                                            49,900         2,006,345
Fiat SpA(a)                                            83,258         1,818,016
Honda Motor Co. Ltd.                                   51,400         2,020,041
Tata Motors Ltd.                                       59,959         1,194,875
Toyota Motor Corp.                                     72,500         4,772,076
                                                                  -------------
                                                                     11,811,353
Building & Related-2.5%
CRH PLC                                                57,395         2,273,991
Daiwa House Industry Co. Ltd.                          79,000         1,343,108
Vinci, SA                                              26,586         3,676,976
                                                                  -------------
                                                                      7,294,075
                                                                  -------------
                                                                     19,105,428
Energy-4.5%
International-2.0%
ENI SpA                                                79,552         2,564,004
LUKOIL (ADR)                                           41,695         3,333,932
                                                                  -------------
                                                                      5,897,936


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 15


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Oil Service-2.5%
Schlumberger, Ltd.                                     45,000     $   2,857,050
WorleyParsons Ltd.                                    264,600         4,444,468
                                                                  -------------
                                                                      7,301,518
                                                                  -------------
                                                                     13,199,454
Capital Goods-2.5%
Electrical Equipment-1.1%
Atlas Copco AB-Class A                                 90,400         3,112,195

Engineering & Construction-0.6%
ABB Ltd.                                              102,321         1,822,057

Miscellaneous-0.8%
NGK Insulators Ltd.                                    88,000         1,336,192
Nitto Denko Corp.                                      21,600         1,063,134
                                                                  -------------
                                                                      2,399,326
                                                                  -------------
                                                                      7,333,578
Utilities-2.3%
Telephone Utility-2.3%
Hellenic Telecommunications Organization SA(a)         42,330         1,264,918
Nippon Telegraph & Telephone Corp.                        217         1,085,691
Telefonica SA                                         113,024         2,479,165
Telekom Austria AG                                     34,645           949,153
TeliaSonera AB                                        108,166           870,464
                                                                  -------------
                                                                      6,649,391
Aerospace & Defense-1.4%
Aerospace-1.4%
BAE Systems PLC                                       482,616         3,977,776

Multi-Industry Companies-0.9%
Multi-Industry Companies-0.9%
Mitsui & Co. Ltd.                                     166,000         2,657,531

Total Common Stocks
  (cost $204,181,263)                                               279,269,862

RIGHTS-0.5%
Health Care-0.5%
Drugs-0.5%
Merck KGaA(a)
  (cost $1,242,036)                                    12,005         1,406,756

SHORT-TERM INVESTMENTS-4.2%
Time Deposit-4.2%
BNP Paribas
  5.27%, 2/01/07
  (cost $12,300,000)                                  $12,300        12,300,000


16 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-100.3%
  (cost $217,723,299)                                             $ 292,976,618
Other assets less liabilities-(0.3)%                                   (955,671)

Net Assets-100.0%                                                 $ 292,020,947


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate market value of these securities amounted to $5,480,285 or 1.9% of net assets.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 17


STATEMENT OF ASSETS & LIABILITIES
January 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $217,723,299)           $ 292,976,618
Cash                                                                     77,339
Foreign cash, at value (cost $3,970,094)                              3,977,482
Receivable for investment securities sold and foreign
  currency contracts                                                  8,963,614
Receivable for capital stock sold                                     1,683,818
Interest and dividends receivable                                       347,098
Total assets                                                        308,025,969

Liabilities
Payable for investment securities purchased and foreign
  currency contracts                                                 10,696,210
Payable for capital stock redeemed                                    4,525,286
Advisory fee payable                                                    187,721
Distribution fee payable                                                121,695
Payable for India capital gains tax                                     108,399
Transfer Agent fee payable                                               44,453
Administrative fee payable                                               27,293
Accrued expenses and other liabilities                                  293,965
Total liabilities                                                    16,005,022
Net Assets                                                        $ 292,020,947

Composition of Net Assets
Capital stock, at par                                             $      19,907
Additional paid-in capital                                          266,520,294
Accumulated net investment loss                                        (995,528)
Accumulated net realized loss on investment
  and foreign currency transactions                                 (48,711,478)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities            75,187,752
                                                                  $ 292,020,947


Net Asset Value Per Share--12 billion shares of capital stock authorized, $.001 par value

                                           Shares         Net Asset
Class               Net Assets          Outstanding         Value
-------------------------------------------------------------------------
A                 $ 130,419,237          8,718,181         $ 14.96*
B                 $  69,974,767          4,994,315         $ 14.01
C                 $  33,946,441          2,422,985         $ 14.01
Advisor           $  57,680,502          3,771,628         $ 15.29


* The maximum offering price per share for Class A shares was $15.62 which reflects a sales charge of 4.25%.

See notes to financial statements.


18 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $124,248)                                 $  1,804,766
Interest                                            132,451     $  1,937,217

Expenses
Advisory fee                                      1,062,028
Distribution fee--Class A                           180,960
Distribution fee--Class B                           359,616
Distribution fee--Class C                           160,776
Transfer agency--Class A                            173,830
Transfer agency--Class B                            128,079
Transfer agency--Class C                             49,869
Transfer agency--Advisor Class                       84,383
Custodian                                           180,255
Printing                                             53,758
Administrative                                       45,154
Registration                                         28,174
Audit                                                27,773
Legal                                                23,917
Directors' fees                                      16,568
Miscellaneous                                        15,919
Total expenses                                    2,591,059
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                        (7,837)
Less: expense offset arrangement
  (see Note B)                                      (15,069)
Net expenses                                                       2,568,153
Net investment loss                                                 (630,936)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions                                         19,548,814(a)
  Foreign currency transactions                                      209,721
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     23,934,008
  Foreign currency denominated assets
    and liabilities                                                 (154,965)
Net gain on investment and foreign
  currency transactions                                           43,537,578

Net Increase in Net Assets from
  Operations                                                    $ 42,906,642


(a)  Net of foreign capital gains taxes of $14,630.

See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 19


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended     Year Ended
                                               January 31, 2007      July 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $     (630,936)  $      279,759
Net realized gain on investment and
  foreign currency transactions                     19,758,535       38,202,811
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                23,779,043       17,670,916
Net increase in net assets from
  operations                                        42,906,642       56,153,486

Dividends and Distributions to
shareholders from:
Net investment income
  Class A                                              (94,895)              -0-
  Class B                                              (27,183)              -0-
  Class C                                              (12,233)              -0-
  Advisor Class                                       (210,039)              -0-

Capital Stock Transactions
Net decrease                                       (23,987,909)     (18,943,153)
Total increase                                      18,574,383       37,210,333

Net Assets
Beginning of period                                273,446,564      236,236,231
End of period (including accumulated
  net investment loss of $995,528
  and $20,242, respectively)                    $  292,020,947   $  273,446,564


See notes to financial statements.


20 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 21


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income


22 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 23


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Until May 9, 2005, the Adviser waived its fees and bore certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 10, 2005, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended January 31, 2007, such waivers and reimbursements amounted to $7,837.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended January 31, 2007, such fees amounted to $45,154.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $240,054 for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Fund's expenses were reduced by $15,069 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,417 from the sales of Class A shares and received $2,810, $15,488 and $2,320 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2007.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2007, amounted to $372,624, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


24 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,682,413 and $1,359,624 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2007, were as follows:

                                                   Purchases         Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  104,851,233   $  132,913,468
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $   75,707,735
Gross unrealized depreciation                                          (454,416)
Net unrealized appreciation                                      $   75,253,319


Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 25


difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold              613,508     1,635,288    $  8,500,484    $ 19,818,874
Shares converted
  from Class B           409,722       785,298       5,751,182       9,873,072
Shares issued in
  reinvestment of
  dividends and
  distributions            6,118            -0-         84,793              -0-
Shares redeemed       (1,193,677)   (2,499,177)    (16,306,026)    (30,034,379)
Net decrease            (164,329)      (78,591)   $ (1,969,567)   $   (342,433)

Class B
Shares sold              119,687       436,583    $  1,556,936    $  5,030,345
Shares converted
  to Class A            (436,363)     (832,440)     (5,751,182)     (9,873,072)
Shares issued in
  reinvestment of
  dividends and
  distributions            1,853            -0-         24,082              -0-
Shares redeemed         (717,516)   (2,087,937)     (9,220,522)    (23,466,464)
Net decrease          (1,032,339)   (2,483,794)   $(13,390,686)   $(28,309,191)


26 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class C
Shares sold              153,749       333,856    $  2,031,564    $  3,885,051
Shares issued in
  reinvestment of
  dividends and
  distributions              758            -0-          9,851              -0-
Shares redeemed         (286,476)     (653,444)     (3,691,744)     (7,247,436)
Net decrease            (131,969)     (319,588)   $ (1,650,329)   $ (3,362,385)

Advisor Class
Shares sold              470,891     2,297,949    $  6,899,665    $ 28,954,456
Shares issued in
  reinvestment of
  dividends and
  distributions           13,750            -0-        194,698              -0-
Shares redeemed         (951,828)   (1,282,619)    (14,071,690)    (15,883,600)
Net increase
  (decrease)            (467,187)    1,015,330    $ (6,977,327)   $ 13,070,856


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility")


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 27


intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2007.

NOTE H

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the fiscal year ending July 31, 2007 will be determined at the end of the current fiscal year. As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $  (68,176,215)(a)
Unrealized appreciation/(depreciation)                           51,094,673(b)
Total accumulated earnings/(deficit)                         $  (17,081,542)

(a) On July 31, 2006, the Fund had a net capital loss carryforward of $68,155,975 (of which approximately $3,983,570 and $33,920,000, respectively, were attributable to the purchases of net assets of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc.), of which $232,411 expires in the year 2008, $6,639,293 expires in the year 2009, $53,808,061 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $37,494,879. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the mergers with AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc., into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. In addition, the Fund deferred $20,238 in post-October foreign currency losses into the next fiscal year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


28 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 29


Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


30 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order wih the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 31


dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as


32 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 33


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class A
                          -------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                     December 1,           Year Ended
                            January 31,               Year Ended July 31,                2002 to              November 30,
                               2007      -------------------------------------------     July 31,    ----------------------------
                           (unaudited)        2006           2005          2004           2003(a)         2002          2001
                          -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net asset value,
  beginning of period        $12.85          $10.26          $8.50        $7.54           $7.31           $8.36       $10.50

Income From
  Investment
  Operations
Net investment
  income (loss)(b)             (.02)            .04(c)        (.03)(c)     (.07)(c)(d)     (.03)(c)        (.09)        (.10)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 2.14            2.55           1.79         1.03             .26            (.96)       (2.04)
Net increase (decrease)
  in net asset value
  from operations              2.12            2.59           1.76          .96             .23           (1.05)       (2.14)

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.01)             -0-            -0-          -0-             -0-             -0-          -0-
Total dividends and
  distributions                (.01)             -0-            -0-          -0-             -0-             -0-          -0-
Net asset value,
  end of period              $14.96          $12.85         $10.26        $8.50           $7.54           $7.31        $8.36

Total Return
Total investment
  return based on
  net asset value(e)          16.51%          25.24%         20.71%       12.73%           3.15%         (12.56)%     (20.38)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)          $130,419        $114,117        $91,949      $22,001         $23,851         $27,456      $40,555
Ratio to average
  net assets of:
  Expenses, net
    of waivers/
    reimbursements             1.61%(f)(g)     1.65%(h)       1.94%(g)     2.23%           2.50%(f)        2.47%        2.17%
  Expenses,
    before waivers/
    reimbursements             1.61%(f)        1.73%(h)       2.09%        2.46%           2.99%(f)        2.47%        2.17%
  Net investment
    income (loss)              (.24)%(f)        .36%(c)(h)    (.29)%(c)    (.81)%(c)(d)    (.68)%(c)(f)   (1.17)%      (1.06)%
Portfolio turnover rate          38%             88%           136%          84%             56%             75%         171%


See footnote summary on page 38.


34 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class B
                          --------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                      December 1,           Year Ended
                            January 31,                Year Ended July 31,                2002 to              November 30,
                               2007      --------------------------------------------     July 31,    ----------------------------
                           (unaudited)        2006           2005          2004           2003(a)         2002          2001
                          -------------  -------------  --------------  -------------  -------------  -------------  -------------
Net asset value,
  beginning of period        $12.07           $9.71           $8.10        $7.25           $7.06           $8.12       $10.29

Income From
  Investment
  Operations
Net investment loss(b)         (.06)(c)        (.04)(c)        (.09)(c)     (.13)(c)(d)     (.06)(c)        (.14)(c)     (.17)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 2.01            2.40            1.70          .98             .25            (.92)       (2.00)
Net increase (decrease)
  in net asset value
  from operations              1.95            2.36            1.61          .85             .19           (1.06)       (2.17)

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.01)             -0-             -0-          -0-             -0-             -0-          -0-
Total dividends and
  distributions                (.01)             -0-             -0-          -0-             -0-             -0-          -0-
Net asset value,
  end of period              $14.01          $12.07           $9.71        $8.10           $7.25           $7.06        $8.12

Total Return
Total investment
  return based on
  net asset value(e)          16.12%          24.31%          19.88%       11.72%           2.69%         (13.05)%     (21.09)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $69,975         $72,759         $82,622      $38,430         $45,815         $52,744      $80,353
Ratio to average
  net assets of:
  Expenses, net
    of waivers/
    reimbursements             2.36%(f)(g)     2.35%(h)        2.76%(g)     2.99%           3.20%(f)        3.20%        2.92%
  Expenses,
    before waivers/
    reimbursements             2.38%(f)        2.50%(h)        2.92%        3.26%           3.79%(f)        3.25%        2.92%
  Net investment loss          (.97)%(c)(f)    (.39)%(c)(h)   (1.01)%(c)   (1.57)%(c)(d)   (1.38)%(c)(f)   (1.88)%(c)   (1.84)%
Portfolio turnover rate          38%             88%            136%          84%             56%             75%         171%

See footnote summary on page 38.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class C
                          -------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                      December 1,           Year Ended
                            January 31,                Year Ended July 31,                2002 to              November 30,
                               2007      --------------------------------------------     July 31,    ----------------------------
                           (unaudited)        2006            2005          2004           2003(a)         2002          2001
                          -------------  -------------  --------------  -------------  -------------  -------------  -------------
Net asset value,
  beginning of period        $12.07           $9.71           $8.10        $7.25           $7.06           $8.13       $10.29

Income From
  Investment
  Operations
Net investment loss(b)         (.06)           (.04)(c)        (.08)(c)     (.13)(c)(d)     (.06)(c)        (.14)(c)     (.16)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 2.01            2.40            1.69          .98             .25            (.93)       (2.00)
Net increase (decrease)
  in net asset value
  from operations              1.95            2.36            1.61          .85             .19           (1.07)       (2.16)

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.01)             -0-             -0-          -0-             -0-             -0-          -0-
Total dividends and
  distributions                (.01)             -0-             -0-          -0-             -0-             -0-          -0-
Net asset value,
  end of period              $14.01          $12.07           $9.71        $8.10           $7.25           $7.06        $8.13

Total Return
Total investment
  return based on
  net asset value(e)          16.12%          24.31%          19.88%       11.72%           2.69%         (13.16)%     (20.99)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $33,946         $30,841         $27,911      $12,417         $15,257         $17,942      $28,990
Ratio to average
  net assets of:
  Expenses, net
    of waivers/
    reimbursements             2.34%(f)(g)     2.35%(h)        2.70%(g)     2.97%           3.20%(f)        3.20%        2.88%
  Expenses,
    before waivers/
    reimbursements             2.34%(f)        2.45%(h)        2.86%        3.21%           3.73%(f)        3.20%        2.88%
  Net investment loss          (.96)%(f)       (.36)%(c)(h)    (.96)%(c)   (1.54)%(c)(d)   (1.37)%(c)(f)   (1.90)%(c)   (1.80)%
Portfolio turnover rate          38%             88%            136%          84%             56%             75%         171%

See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Advisor Class
                          -------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                     December 1,           Year Ended
                            January 31,               Year Ended July 31,                2002 to              November 30,
                               2007      -------------------------------------------     July 31,    ----------------------------
                           (unaudited)        2006           2005          2004           2003(a)         2002          2001
                          -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net asset value,
  beginning of period        $13.15          $10.47          $8.65        $7.66           $7.41           $8.44       $10.58

Income From
  Investment
  Operations
Net investment
  income (loss)(b)              .00             .09(c)         .03(c)      (.03)(c)(d)     (.01)(c)        (.07)        (.07)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 2.19            2.59           1.79         1.02             .26            (.96)       (2.07)
Net increase (decrease)
  in net asset value
  from operations              2.19            2.68           1.82          .99             .25           (1.03)       (2.14)

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.05)             -0-            -0-          -0-             -0-             -0-          -0-
Total dividends and
  distributions                (.05)             -0-            -0-          -0-             -0-             -0-          -0-
Net asset value,
  end of period              $15.29          $13.15         $10.47        $8.65           $7.66           $7.41        $8.44

Total Return
Total investment
  return based on
  net asset value(e)          16.68%          25.60%         21.04%       12.92%           3.37%         (12.20)%     (20.23)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $57,681         $55,730        $33,754      $14,407         $12,629         $11,437      $14,116
Ratio to average
  net assets of:
  Expenses, net
    of waivers/
    reimbursements             1.32%(f)(g)     1.35%(h)       1.67%(g)     1.90%           2.20%(f)        2.18%        1.86%
  Expenses,
    before waivers/
    reimbursements             1.32%(g)        1.40%(h)       1.85%        2.13%           2.70%(f)        2.18%        1.86%
  Net investment
    income (loss)               .07%(f)         .75%(c)(h)     .30%(c)     (.37)%(c)(d)    (.32)%(c)(f)    (.85)%       (.78)%
Portfolio turnover rate          38%             88%           136%          84%             56%             75%         171%

See footnote summary on page 38.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 37


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d)  Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. for the periods shown below, the net expense ratios were as follows:

                   Six Months Ended       Year Ended
                   January 31, 2006      July 31, 2005
                   -----------------   -----------------
Class A                  1.60%               1.94%
Class B                  2.35%               2.75%
Class C                  2.33%               2.70%
Advisor Class            1.30%               1.67%

(h)  The ratio includes expenses attributable to costs of proxy solicitation.


38 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Hiromitsu Agata, Vice President
Michael R. Baldwin, Vice President
Isabel Buccellati, Vice President
William Johnston, Vice President
Siobhan McManus, Vice President
Michele Patri, Vice President
Paul C. Rissman, Vice President
Robert W. Scheetz, Vice President
Thomas A. Schmitt, Vice President
Valli Srikanthapalan, Vice President
Christopher M. Toub, Vice President
Atsushi Yamamoto, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 76278-6003
Toll-Free (800) 221-5672

IndependentRegistered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Adviser's International Research Growth research sector heads, with oversight by the Adviser's International Research Growth Portfolio Oversight Group. Hiromitsu Agata, Isabel Buccellati, William Johnston, Michele Patri, Thomas A. Schmitt, Valli Srikanthapalan and Atsushi Yamamoto are the sector analyst managers with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 39


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


40 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                  Advisory Fee
                Net Assets         Based on %
                 02/28/06          of Average
Category        (million)       Daily Net Assets                 Fund
-------------------------------------------------------------------------------
International    $281.7    75 bp on 1st $2.5 billion     International Research
                           65 bp on next $2.5 billion    Growth Fund, Inc.
                           60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                             Amount       Daily Net Assets
-------------------------------------------------------------------------------
International Research Growth Fund, Inc.         $84,000           0.09%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                                Expense Cap
                                Pursuant to           Gross          Fiscal
                            Expense Limitation       Expense          Year
Fund                           Undertaking           Ratio(4)         End
-------------------------------------------------------------------------------
International Research      Class A      1.65%        1.97%         July 31
Growth Fund, Inc.(5)        Class B      2.35%        2.71%      (ratios as of
                            Class C      2.35%        2.69%        January 31,
                            Adv. Class   1.35%        1.67%          2006)


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.

(5) The stated caps were implemented on May 10, 2005 with respect to Class A, Class B, Class C and Advisor Class shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 2.50%, 3.20%, 3.20% and 2.20%, respectively.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 41


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, in respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to


42 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                          AVPS Portfolio              Fee Schedule
-------------------------------------------------------------------------------
International Research    International Research    75 bp on first $2.5 billion
Growth Fund, Inc.         Growth Portfolio          65 bp on next $2.5 billion
                                                    60 bp on the balance

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                ACITM Mutual Fund                  Fee
-------------------------------------------------------------------------------
International Research        Alliance International Research         0.30%
Growth Fund, Inc.             Growth--International Blend(6)

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

At the request of the Senior Officer, independent counsel for the Independent Directors and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(8) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and


(6)  This ACITM fund is privately placed or institutional.

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 43


12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in international equity securities, can either be large cap or multi-cap and have an investment style of growth or core (blend).(9)

                                           Effective      Lipper
                                          Management      Group
Fund                                        Fee(10)       Median      Rank
-------------------------------------------------------------------------------
International Research Growth Fund, Inc.     0.750        0.915        1/4
                                             0.750        0.851       1/14

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for certain of the Funds is also provided (shown in bold and italicized).(13)

                          Expense     Lipper     Lipper    Lipper     Lipper
                           Ratio      Group      Group    Universe   Universe
Fund                      (%)(14)    Median(%)    Rank    Median(%)    Rank
-------------------------------------------------------------------------------
International Research     1.940      1.699        4/4      1.650       8/8
Growth Fund, Inc.(15)      1.940      1.816      11/14       N/A        N/A


(9) The Fund's Lipper investment classification/objective is International Large-Cap Growth (ILCG). The Fund's expanded Lipper Expense Group, including the Fund, consists of 2 funds with the investment classification/objective of ILCG, 6 funds of International Multi-Cap Growth ("IMLG") and 6 funds of International Large-Cap Core ("ILCC").

(10) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(11) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  See footnote 9.

(14) The total expense ratios shown are for the Fund's most recent fiscal year end Class A shares.

(15) The total expense ratio that is shown is for the Fund's Class A shares as of end of the most recently completed fiscal year (July 31, 2005). Effective May 10, 2005, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit the Fund's total operating expenses on an annual basis. Had the expense cap been in effect for the full fiscal year, the Fund would have had a pro-forma total expense ratio of 1.650, group expense ratio ranking of 2/4 and universe expense ranking of 5/8.


44 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04%


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 45


of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
International Research Growth Fund, Inc.                          $2,311

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                      12b-1 Fees Received    CDSC Received
-------------------------------------------------------------------------------
International Research Growth Fund, Inc.        $600,249            $37,839

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                          ABIS Fee(17)
-------------------------------------------------------------------------------
International Research Growth Fund, Inc.                        $273,518

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(17) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


46 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Fund(18) relative to its Lipper Performance Group(19) and Lipper Performance Universe(20) for the periods ended December 31, 2005:

International Research Growth Fund, Inc.       Group         Universe
--------------------------------------------------------------------------
1 year                                          2/4             2/10
3 year                                          2/4             7/10
5 year                                          1/4              3/9


(18)  The performance rankings are for the Class A shares of the Fund.

(19)  The Lipper Performance Group is identical to the Lipper Expense Group.

(20) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 47


Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(21) versus its benchmark:(22)

                                      Periods Ending December 31, 2005
                                          Annualized Performance
-----------------------------------------------------------------------------
                                   1           3           5         Since
Fund                             Year        Year        Year      Inception
-----------------------------------------------------------------------------
International Research
Growth Fund, Inc.               17.71       19.02        1.88        2.06

MSCI All Country World
ex US Index (Net)               16.62       25.69        6.27         N/A


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(21)  The performance returns shown are for the Class A shares of the Fund.

(22) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


48 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 49


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IRG-0152-0107


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Research Growth Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: March 30, 2007